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                                                                 Exhibit 23(b)

                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated June 2, 1998, relating to the consolidated financial statements and schedules of US Servis, Inc. which are incorporated by reference.

We also consent to reference to us under the heading "Experts" in such Prospectus.


                                                        /s/ Wiss & Company, LLP
                                                        -----------------------
                                                            WISS & COMPANY, LLP


Livingston, New Jersey
August 12, 1998